SBC Medical Group Holdings: Announcement of Final Results of Tender Offer for Waqoo, Inc. Shares

Strategic acquisition strengthens SBC's comprehensive service offerings and R&D capabilities

TOKYO, Japan – December 13, 2025 – SBC Medical Group Holdings Incorporated (Nasdaq: SBC) (“SBC Medical” or the “Company”), a global provider of comprehensive consulting and management services for medical organizations, today announced the final results of its tender offer for common shares of Waqoo, Inc. (TOKYO:4937) (the "Tender Offer"), a medical research and development company specializing in regenerative medicine technologies, listed on the Tokyo Stock Exchange Growth Market.

The tender offer, which commenced on November 14, 2025 and concluded on December 12, 2025, was conducted at JPY 1,900 per share. Through the Tender Offer, SBC Medical will acquire 575,052 common shares of Waqoo, Inc., with settlement scheduled to commence on December 19, 2025. In addition, Yoshiyuki Aikawa, the largest shareholder of Waqoo, Inc., is expected to transfer all of his remaining shares to SBC Medical through an off-market transaction outside of the Tender Offer, also effective as of December 19, 2025. As a result of these transactions, SBC Medical’s ownership ratio of the voting rights of Waqoo, Inc. is expected to exceed 50% as of the settlement date, and SBC Medical will newly become the parent company and the largest shareholder of Waqoo, Inc. The acquisition aligns with SBC Medical’s strategic expansion and will enhance the Company’s ability to deliver comprehensive solutions to its medical practice clients.

Transaction Highlights

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Total Investment: Approximately JPY 1,092.5 million for up to 575,052 shares
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Offer Price: JPY 1,900 per share
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Strategic Rationale: Expands SBC's healthcare technology capabilities and strengthens presence in the Japanese market

1. Overview of the Tender Offer

(1) Name and Address of the Tender Offeror

SBC Medical Group Co., Ltd.
908 Kamikurata-cho, Totsuka-ku, Yokohama, Kanagawa, Japan

(2) Name of the Target Company

Waqoo, Inc.

(3) Type of Securities to Be Purchased

Common shares

(4) Number of Shares Planned to Be Purchased

Planned Purchase Volume	Minimum	Maximum
575,000 shares	—	575,000 shares

If the total number of tendered shares does not exceed the maximum planned purchase volume of 575,000 shares, all tendered shares will be purchased. If the total number exceeds the maximum, shares will be purchased on a pro rata basis, and the remainder will not be purchased.

(5) Tender Offer Period

From November 14, 2025 to December 12, 2025 (20 business days)
No extension of the tender offer period by the Target occurred.

(6) Tender Offer Price

JPY 1,900 per common share

2. Results of the Tender Offer

(1) Tender Offer Completion

As the total number of tendered shares exceeded the maximum planned purchase volume of 575,000 shares, the Tender Offeror will purchase shares on a pro rata basis in accordance with applicable regulations, and shares tendered in excess of such allocation will not be purchased.

(2) Date and Method of Public Announcement

The results of the Tender Offer were publicly announced on December 13, 2025 through the Tokyo Stock Exchange’s disclosure system.

(3) Number of Shares Tendered and Purchased

Type of Securities	Tendered (share-equivalent)	Purchased (share-equivalent)
Shares	637,817 shares	575,052 shares
Share Options	—	—
Bonds with Share Acquisition Rights	—	—
Beneficiary Certificates of Share Trusts	—	—
Depositary Receipts	—	—
Total	637,817 shares	575,052 shares

(4) Shareholding Ratio Before and After the Tender Offer

	Voting Rights	Ownership Ratio
Tender Offeror (before)	3,536	9.49%
Special Related Parties (before)	9,898	26.58%
Tender Offeror (after)	9,286	24.93%
Special Related Parties (after)	9,898	26.58%
Total Voting Rights of Target	35,977	—

(Note: Ownership ratios are calculated based on outstanding shares including potential shares as of the reference date, and rounded to the nearest 0.01%.)

(5) Pro Rata Allocation Method

As the total number of tendered shares exceeded 575,000 shares, shares will be purchased on a pro rata basis. Fractional adjustments were made as required to ensure that the final number of shares purchased does not exceed the maximum purchase volume. In cases where adjustments alone were insufficient, a lottery was conducted among shareholders with equal fractional rounding differences.

(6) Settlement Method

Tender Offer Agent:
SBI Securities Co., Ltd.
1-6-1 Roppongi, Minato-ku, Tokyo

Notification of purchase results will be mailed promptly after the end of the tender offer period. Settlement will be made in cash and remitted to the bank account designated by each tendering shareholder beginning on December 19, 2025.

3. Policies After Completion of the Tender Offer and Outlook

There are no changes to the policies and statements previously disclosed in the tender offer registration statement filed on November 14, 2025.

4. Location of Copies of the Tender Offer Report for Public Inspection

SBC Medical Group Co., Ltd.
908 Kamikurata-cho, Totsuka-ku, Yokohama, Kanagawa, Japan

Tokyo Stock Exchange, Inc.
2-1 Nihonbashi Kabutocho, Chuo-ku, Tokyo, Japan

About SBC Medical Group Holdings Incorporated

SBC Medical Group Holdings Incorporated is a comprehensive medical group operating a wide range of franchise businesses across diverse medical fields, including advanced aesthetic medicine, dermatology, orthopedics, fertility treatment, dentistry, AGA (hair restoration), and ophthalmology. The Company manages a diverse portfolio of clinic brands and is actively expanding its global presence, particularly in the United States and Asia, through both direct operations and medical tourism initiatives. In September 2024, the Company was listed on Nasdaq, and in June 2025, it was selected for inclusion in the Russell 3000® Index, a broad benchmark of the U.S. equity market. Guided by its Group Purpose “Contributing to the well-being of people around the world through medical innovation,” SBC Medical Group Holdings Incorporated continues to provide safe, trusted, and high-quality medical services while further strengthening its international reputation for quality and trust in medical care.

For more information, visit https://sbc-holdings.com/

Forward Looking Statements

This press release contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Tender Offer, the Company’s product launch plans and strategies; growth in revenue and earnings; and business prospects. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” “targets” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

Contacts

SBC Medical Group Holdings Incorporated (Asia)

Hikaru Fukui / Head of Investor Relations E-mail: ir@sbc-holdings.com

ICR LLC (In the US)

Bill Zima / Managing Partner Email: bill.zima@icrinc.com